UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2026, the Board of Directors of Hilltop Holdings Inc., or the Company, appointed Dana Bober and Stephen Haworth as directors of the Company. Ms. Bober, age 56, was a Partner and Americas Practice Leader, Financial Accounting Advisory Services at Ernst & Young LLP from 2017 until her retirement in June 2025. Prior to 2017, Ms. Bober was a Partner in Financial Services at Ernst & Young LLP. She also is a member of the Board and Executive Committee, as well as Treasurer, of Girl Rising. Ms. Bober has 30 years of experience in audit and related services, including strategic planning, financial management and corporate governance with a focus on investment banks, asset managers, hedge funds and other diversified financial institutions. Ms. Bober is an independent director and also was appointed to serve as a member of the Audit Committee of the Board of Directors of the Company.

Mr. Haworth, age 64, currently serves as the Vice Chairman of Flexpoint Ford LLC, a private equity fund. He previously served as Chief Financial Officer of Flexpoint Ford LLC from 2005 until appointment as Vice Chairman in 2025. Prior to 2005, Mr. Haworth was a Partner at Ernst & Young LLP. Mr. Haworth has 20 years of experience as a Chief Financial Officer in private equity funds that focused on investing in buyouts, growth capital, turnaround, middle market and equity transactions. Mr. Haworth is an independent director and also was appointed to serve as a member of the Audit Committee and Compensation Committee of the Board of Directors of the Company.

In connection with the appointment of Ms. Bober and Mr. Haworth, each will be granted restricted stock units valued at $200,000 upon grant. Such restricted stock units will cliff vest on the third anniversary of their appointment to the Board of Directors of the Company, or April 23, 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	April 28, 2026	By:	/s/ COREY G. PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	Executive Vice President,
General Counsel & Secretary

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